Exhibit 10.2

AMENDMENT NO. 2

AMENDMENT NO. 2 (this “Agreement”) dated as of September 24, 2014 by and among ARES HOLDINGS L.P., a Delaware limited partnership (as successor by conversion to Ares Holdings LLC) (“Ares Holdings”), ARES DOMESTIC HOLDINGS L.P., a Delaware limited partnership (“Ares Domestic Holdings”), ARES INVESTMENTS L.P., a Delaware limited partnership (as successor by conversion to Ares Investments LLC) (“Ares Investments”), ARES REAL ESTATE HOLDINGS L.P., a Delaware limited partnership (“Ares Real Estate”, together with Ares Holdings, Ares Domestic Holdings, Ares Investments and any other Person that thereafter become borrowers under the Credit Agreement by joinder, are referred to hereinafter individually and collectively, jointly and severally, as the “Borrower”), the Guarantors party hereto, the Lenders identified on the signature pages hereto and JPMorgan Chase Bank, N.A., as Agent.

The Borrower and the Lenders party hereto wish now to amend that certain Sixth Amended and Restated Senior Credit Agreement, dated as of April 21, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) as follows:

Section 1.  Definitions.  Except as otherwise defined in this Agreement, terms defined in the Credit Agreement are used herein as defined therein.  This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

Section 2.  Amendments.  Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01.  References Generally.  References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02.       Amendment to Section 4.16.  Section 4.16 of the Credit Agreement shall by amended by deleting the provision in its entirety and replacing it with the phrase:  “[Intentionally Omitted]”.

2.03.       Amendment to Section 6.14(ii).  Clause (ii) of Section 6.14 of the Credit Agreement shall be amended by deleting the provision in its entirety and replacing it with the following:

(ii)           clause (a) of the foregoing shall not apply to (x) customary provisions in leases and other contracts restricting the assignment thereof or the property subject thereto, (y) customary provisions of any Purchase Money Debt, provided that such provisions apply only to the property or assets being acquired with such Purchase Money Debt, or (z) customary provisions in agreements governing Debt incurred under Section 6.1(b).

Section 3.  Representations and Warranties.  Each Borrower, individually as to itself only, represents and warrants to the Lenders and the Administrative Agent, that this Agreement has been duly executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 4.  Conditions Precedent.  The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon satisfaction of the following conditions:

(a)           Execution.  The Administrative Agent shall have received counterparts of this Agreement executed by the Borrower and the Lenders constituting the Required Lenders under the Credit Agreement.

Section 5.  Miscellaneous.  Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect.  Except as herein provided, this Agreement shall not operate as an amendment or waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.  Delivery of a counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.  This Agreement and any right, remedy, obligation, claim, controversy, dispute or cause of action (whether in contract, tort or otherwise) based upon, arising out of or relating to this Agreement shall be governed by, and construed in accordance with, the law of the State of New York without regard to conflicts of law principles that would lead to the application of laws other than the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

ARES HOLDINGS L.P.,
a Delaware limited partnership

By: ARES HOLDINGS INC., its General Partner

By:	/s/ Naseem Sagati
Name:	Naseem Sagati
Title:	Authorized Signatory

ARES INVESTMENTS L.P.,
a Delaware limited partnership

By: ARES MANAGEMENT, L.P., its General Partner

By: ARES MANAGEMENT GP LLC, its General Partner

By:	s/ Naseem Sagati
Name:	Naseem Sagati
Title:	Authorized Signatory

ARES DOMESTIC HOLDINGS L.P.,
a Delaware limited partnership

By: ARES DOMESTIC HOLDINGS INC., its general partner

By:	s/ Naseem Sagati
Name:	Naseem Sagati
Title:	Authorized Signatory

ARES REAL ESTATE HOLDINGS L.P.,
a Delaware limited partnership

By: ARES REAL ESTATE HOLDINGS LLC, its general partner

By:	s/ Naseem Sagati
Name:	Naseem Sagati
Title:	Authorized Signatory

JPMORGAN CHASE BANK, N.A.,
as Agent

By:	/s/ Lauren Gubkin
Name:	Lauren Gubkin
Title:	Vice President

U.S. Bank National Association,
as a Lender

By:	/s/ Robert C. Mayer, Jr.
Name:	Robert C. Mayer, Jr.
Title:	Vice President

Wells Fargo Bank, National Association,
as a Lender

By:	/s/ Luke Harbinson
Name:	Luke Harbinson
Title:	Vice President

City National Bank,
as a Lender

By:	/s/ Brandon L. Feitelson
Name:	Brandon L. Feitelson
Title:	Senior Vice President

Citibank, N.A.,
as a Lender

By:	/s/ Eros Marshall
Name:	Eros Marshall
Title:	Vice President

Royal Bank of Canada,
as a Lender

By:	/s/ Greg DeRise
Name:	Greg DeRise
Title:	Authorized Signatory

SunTrust Bank,
as a Lender

By:	/s/ Doug Kennedy
Name:	Doug Kennedy
Title:	Vice President

Morgan Stanley Bank, N.A.,
as a Lender

By:	/s/ Harry Comninellis
Name:	Harry Comninellis
Title:	Authorized Signatory

Barclays Bank PLC,
as a Lender

By:	/s/ Alicia Borys
Name:	Alicia Borys
Title:	Vice President

Deutsche Bank AG New York Branch,
as a Lender

By:	/s/ Kirk Tashjian
Name:	Kirk Tashjian
Title:	Vice President

By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

Credit Suisse AG, Cayman Islands Branch,
as a Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Authorized Signatory

By:	/s/ Michael Spaight
Name:	Michael Spaight
Title:	Authorized Signatory

Bank of America, N.A.,
as a Lender

By:	/s/ Dominic Malleo
Name:	Dominic Malleo
Title:	Director

The Bank of New York Mellon,
as a Lender

By:	/s/ Jean Earley
Name:	Jean Early
Title:	Vice President

Goldman Sachs Bank USA,
as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory